                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                      October 25, 2001 (October 16, 2001)
                      -----------------------------------

                             LOWE'S COMPANIES, INC.
                             ---------------------
              (Exact name of registrant as specified in charter)


            North Carolina                              1-7898                               56-0578072
            --------------                              -------                              ----------
    (State or other jurisdiction of                   (Commission                 (IRS Employer Identification No.)
            incorporation)                           File Number)


                  1605 Curtis Bridge Road
                Wilkesboro, North Carolina                                            28697
                --------------------------                                            -----
         (Address of principal executive offices)                                   (Zip Code)


                                Registrant's telephone number, including area code: (336) 658-4000
                                                                                     --------------

                                Not Applicable
                                --------------
         (former name or former address if changed since last report)

                               Page 1 of 4 pages.
                        Exhibit Index appears on page 4.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed in connection with the Registrant's offer and sale on October 19, 2001 of $580,700,000 aggregate principal amount at maturity of the Registrant's Senior Convertible Notes due 2021 (the "Notes") pursuant to its Shelf Registration Statement on Form S-3 (File No. 333-55252). The Notes were issued under the Amended and Restated Indenture, dated December 1, 1995, as supplemented by a First Supplemental Indenture, dated as of February 23, 1999 and a Second Supplemental Indenture, dated as of October 19, 2001, all between the Registrant and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee.

         Exhibits
         --------
         1.1 Purchase Agreement, dated October 16, 2001, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray, Inc., First Union Securities, Inc., Fleet Securities, Inc. and Lowe's Companies, Inc.

         4.1 Second Supplemental Indenture, dated as of October 19, 2001, between the Registrant and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee.

         4.2 Form of Lowe's Companies, Inc. Senior Convertible Notes due 2021 (See Exhibit 4.1).
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LOWE'S COMPANIES, INC.

Date:    October 25, 2001                   /s/ Robert A. Niblock
                                            ---------------------------
                                            Name: Robert A. Niblock
                                            Title: Senior Vice President
                                                   and Chief Financial Officer
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                                  EXHIBIT INDEX

         1.1 Purchase Agreement, dated October 16, 2001, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray, Inc., First Union Securities, Inc., Fleet Securities, Inc. and Lowe's Companies, Inc.

         4.1 Second Supplemental Indenture, dated as of October 19, 2001, between the Registrant and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee.

         4.2 Form of Lowe's Companies, Inc. Senior Convertible Notes due 2021 (See Exhibit 4.1).